POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the
undersigned hereby constitutes and appoints
Gene Wexler and Mary Beth Riley and each of them acting or signing alone as his or her true and lawful attorney in fact to

Execute for and on behalf of the
undersigned in the undersigneds
capacity as an officer and or
director of Ascena Retail Inc. any
and all reports required to be filed
by the undersigned in accordance
with Section 16a of the Securities
Exchange Act of 1934 and the rules
thereunder.

Do and perform any and all acts for
and on behalf of the undersigned
which may be necessary or desirable
to complete and execute any such
Form 3 4 or 5 or other required
report and timely file such report
with the United States Securities
and Exchange Commission and any
stock exchange or similar authority
and

Take any other action of any type
whatsoever in connection with the
foregoing which in the opinion of
such attorney in fact may be of
benefit to in the best interest of
or legally required by the
undersigned it being understood that
the documents executed by such
attorney in fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney in fact
may approve in his discretion

The undersigned hereby grants to
each such attorney in fact full
power and authority to do and
perform each and every act and thing
whatsoever requisite necessary and
proper to be done in the exercise of
any of the rights and powers herein
granted as fully to all intents and
purposes as the undersigned might or
could do if personally present with
full power of substitution or
revocation hereby ratifying and
confirming all that such attorney in
fact or his or her substitute or
substitutes shall lawfully do or
cause to be done by virtue of this
Power of Attorney and the rights and
powers herein granted

The undersigned acknowledges that no
such attorney in fact in serving in
such capacity at the request of the
undersigned is hereby assuming nor
is the Company hereby assuming any
of the undersigneds
responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file reports under Section 16 with
respect to the undersigneds
holdings of and transactions in
securities issued by the Company
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing attorneys
in fact.

IN WITNESS WHEREOF the undersigned
has caused this Power of Attorney to be executed as of this 16th day of January 2013

Signature /S/ Dirk Montgomery

Printed Name: Dirk Montgomery